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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2008

                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                    0-26015                    95-4627253
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(State or other             (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation)


                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01.  Other Event.

On January 18, 2008, we sold Bruen Productions International, Inc. back to David Bruen, the original owner. A copy of our press release announcing this transaction is being filed with this report as Exhibit 99.1.

In connection with the sale of Bruen Productions, we also obtained the consent of Wells Fargo Foothill, the administrative agent under our credit facility, to the transaction. The foregoing description of the consent is qualified in its entirety by reference to the full text of the consent, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits:

                      10.1  Consent to Stock Sale, dated as of
                            January 17, 2008, by and between Youbet.com, Inc., as administrative borrower, and Wells Fargo Foothill, Inc., as agent.

                      99.1  Press Release, dated January 18, 2008.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  YOUBET.COM, INC.



Dated: January 18, 2008           By: /s/ James A. Burk
                                     -----------------------------------------
                                     James A. Burk
                                     Chief Financial Officer

                                                                   Exhibit 10.1



[Wells Fargo Logo]                           Wells Fargo Foothill
                                             2450 Colorado Avenue
                                             Suite 3000 West
                                             Santa Monica, CA  90404
                                             310 453-7300
                                             www.wffoothill.com


January 17, 2008


VIA FACSIMILE AND OVERNIGHT COURIER

YOUBET.COM, INC., as Administrative Borrower
5901 De Soto Avenue
Woodland Hills, California 91367
Attn: James Burk, CFO


         Re:      Consent to Stock Sale

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of July 27, 2006 (as amended, restated, supplemented, or modified from time to time, the "Credit Agreement"), by and among WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent (in such capacity, "Agent") for the Lenders (as defined below), YOUBET.COM, INC., a Delaware corporation ("Administrative Borrower"), the other borrowers signatory thereto (the "Borrowers") and the lenders signatory thereto (the "Lenders"). Initially capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         Administrative Borrower has informed Agent of its desire to sell 100% of the outstanding capital stock of Bruen Productions International, Inc., a Colorado corporation to David Bruen (the "Sale"). The terms of Section 6.4 of the Credit Agreement prohibit the Sale and the Borrowers have therefore requested that Agent and the Lenders grant their consent to the Sale. Agent and the Lenders hereby consent to the Sale so long as: (a) no Default or Event of Default would occur as a result of the Sale; and (b) the Sale is consummated in accordance with documentation acceptable to Agent in its sole discretion.

         Notwithstanding Section 2.4(c)(ii) of the Credit Agreement, Agent and the Lenders hereby agree that Borrowers may retain and use the proceeds of the Sale for, subject to the terms of the Credit Agreement, working capital purposes and for other lawful general corporate purposes permitted under the Credit Agreement.

         This consent letter shall apply only to the Sale as described above and not to any other transactions ancillary to the Sale. Nothing contained in this consent letter, except as specifically set forth herein, shall (A) amend, modify or alter any term or condition of the Credit Agreement or any other Loan Document; or (B) diminish, prejudice or waive any of Agent's or any Lender's rights and remedies under the Credit Agreement, any other Loan Document or applicable law, and Agent hereby reserves all of such rights and remedies, including, without limitation, the right to require, at any date hereafter, strict compliance with Section 6.12 and Section 2.4(c)(ii) of the Credit Agreement.

         This consent letter shall be construed under and governed by the internal laws of the State of California, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this consent letter by telefacsimile or electronic transmission of a "pdf" (or other such viewable, printable data file) shall be equally effective as delivery of a manually executed original counterpart.


                           Very truly yours,


                           WELLS FARGO FOOTHILL, INC.,
                           as Agent and as a Lender


                           By: By: /s/ Michael Ganann
                                   -------------------------------------------
                           Name:   /s/ Michael Ganann
                                   -------------------------------------------
                           Title:  Vice President
                                   -------------------------------------------



ACKNOWLEDGED AND AGREED:

"ADMINISTRATIVE BORROWER"


YOUBET.COM, INC.,
a Delaware corporation


By:    /s/ James A. Burk
       --------------------------------------
Name:  James A. Burk
       --------------------------------------
Title: Chief Financial Officer
       --------------------------------------

                                                                   Exhibit 99.1


                                [Youbet.com Logo]


                  Youbet Agrees to Sell Bruen Productions Unit


         Woodland Hills, CA, January 18, 2008 - Youbet.com, Inc. (NASDAQ: UBET) announced today that it has sold its Bruen Productions unit back to its original owner. Interim Chief Executive Officer Gary W. Sproule said that the decision to sell the unit was reached after Youbet management concluded that Bruen was not a core business for Youbet, and that the sale would free up management resources to focus on the company's core ADW platform.



About Youbet.com


Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's International Racing Group subsidiary is the only pari-mutuel rebate provider to be licensed by a U.S. racing regulatory jurisdiction.


Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products. Youbet.com's Players Trust(SM) revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.

The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing. Youbet.com is the exclusive provider of horse racing content for CBS SportsLine.com. More information on Youbet.com can be found at www.youbet.com.




                                      # # #


CONTACT:


Youbet.com, Inc.           Integrated Corporate Relations
Jim Burk, CFO              William Schmitt (Investors)
818.668.2100               203.682.8200